EXHIBIT 10.2

JOINDER AGREEMENT

Reference is made to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 19, 2016, by and among Concierge Technologies, Inc., a Nevada corporation (“Concierge”), Wainwright Holdings, Inc., a Delaware Corporation (“Wainwright”), and the individuals and entities identified under the heading “Sellers” on the signature pages thereto (such individuals and entities collectively, the “Sellers”). Capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Purchase Agreement.

By execution of this Joinder Agreement, the undersigned hereby agrees (i) to become a “Seller” under the Purchase Agreement as if the undersigned had been an original party to the Purchase Agreement as of the date thereof and (ii) that the shares of Wainwright Common Stock held by the undersign shall constitute “Wainwright Shares” for all purposes under the Purchase Agreement.

Remainder of This Page Intentionally Blank
Signature Page to Follow

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first written above.

            /s/Susan Crook                        (signed December 7, 2016)
[Susan Crook]

            /s/Sarah M. Crook                   (signed December 8, 2016)
[Sarah M. Crook]

            /s/Suzanne M. Glasgow          (signed December 8, 2016)
[Suzanne M. Glasgow]

            /s/Michelle Goodman              (signed December 8, 2016)
[Michelle Goodman]

            /s/Jerry Goodman                    (signed November 30, 2016)
[Jerry Goodman]